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                                                                    Exhibit 32.1

       CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF
             THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

      The certification set forth below is hereby made solely for the purpose of satisfying the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 and may not be relied upon or used for any other purposes.

      In connection with the Quarterly Report of Wheeling-Pittsburgh Corporation (the "Company") on Form 10-Q for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James G. Bradley, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      A signed original of this written statement required by Section 906 or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                   Date: November 14, 2003


                                   By: /s/ James G. Bradley
                                       ----------------------------
                                           James G. Bradley
                                           Chief Executive Officer









The foregoing certification is being furnished to the Securities and Exchange Commission as an Exhibit to this report and should not be considered filed as a part of this report.